FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        REPORT OF FOREIGN PRIVATE ISSUER
                        PURSUANT TO RULE 13a-16 OR 15d-16
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934


                                  October, 2003

                       Commission File Number:____________


                               Purcell Energy Ltd.
             (Exact name of registrant as specified in its charter)


            Suite 950, 250 - 6 Avenue S.W., Calgary, Alberta T2P 3H7
                    (Address of principal executive offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                  Form 20-F     [X]             Form 40-F       [_]

         Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1)._______

         Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

         Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):_______

         Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant's "home country"), or under the rules of the home country exchange on which the registrant's securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant's security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                  Yes           [_]             No              [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-____________

PURPOSE OF THE FILING
---------------------

Purcell Energy Ltd. ("Purcell"), a company organized under the laws of Alberta, Canada, is filing this Current Report on Form 6-K pursuant to Rule 12g-3(f) of the Securities Exchange Act of 1934, as amended (the "Act"). Under Rule 12g-3(a) of the Act, Purcell is a "successor issuer" to BelAir Energy Corporation ("BelAir"), which previously filed periodic reports under the Act. As BelAir's securities are registered under Section 12(g) of the Act, the securities of Purcell are now deemed registered under that section, and Purcell is required to file periodic reports under the Act with the Securities and Exchange Commission.


BACKGROUND AND SUCCESSION PURSUANT TO 12G-3(A)
----------------------------------------------

On September 3, 2003, the shareholders of BelAir approved a plan of arrangement involving BelAir and Purcell. Pursuant to the arrangement, holders of BelAir common shares received 0.354 of a common share of Purcell and Cdn.$0.10 cash for each BelAir common share. The Court of Queen's Bench of Alberta, Judicial District of Calgary issued an order declaring that, inter alia, the terms and conditions of the arrangement, and the procedures relating thereto, were fair to the persons affected and approving the arrangement pursuant to the provisions of
Section 193 of the BUSINESS CORPORATIONS ACT (ALBERTA). The common shares of Purcell issued under the arrangement to holders of BelAir common shares were issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended, provided by Section 3(a)(10) thereunder.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   Purcell Energy Ltd.
                                   (Registrant)



Date:    October 15, 2003          By:  /s/ Jan M. Alston
                                        ---------------------------------------
                                        Name:   Jan M. Alston
                                        Title:  President & C.E.O.